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                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-13511) of Universal Stainless & Alloy Products, Inc. of our report dated August 29, 2001 relating to the financial statements of the 1996 Employee Stock Purchase Plan, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Pittsburgh, Pennsylvania
September 26, 2001